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                       SECURITIES AND EXCHANGE COMMISSION
                              450 Fifth Street, NW
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 April 23, 2003
                        (date of earliest event reported)

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                    as Depositor and Master Servicer under a
                         Pooling and Servicing Agreement
                          dated as of February 1, 2003
                          providing for the issuance of

                                  $458,887,611

            WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2003-MS8

    Delaware                      333-103345                     94-2528990
(State or other                  (commission                   (IRS Employer
jurisdiction of                  File Number)                  Identification
 Incorporation)                                                    Number)

                           1201 THIRD AVENUE, WMT 1706
                            SEATTLE, WASHINGTON 98101
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (206) 377-8555





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Items 1 through 4 and Items 6 through 9 are not included because they are not applicable.

Item 5. Other Events.

     The consolidated financial statements of MBIA Insurance Corporation and its subsidiaries as of December 31, 2002 and December 31, 2001 and for each of the three years in the period ended December 31, 2002, included in the Annual Report on Form 10-K of MBIA Inc. for the year ended December 31, 2002, are hereby incorporated by reference in the Prospectus Supplement and Prospectus relating to Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-MS8, and shall be deemed to be part hereof and thereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibits

          Exhibit Number
          --------------
          23.5 Consent of PriceWaterhouseCoopers LLP





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 WASHINGTON MUTUAL MORTGAGE
                                                 SECURITIES CORP.


Date: April 23, 2003                             By: /s/ Thomas G. Lehmann
                                                     ---------------------------
                                                     Thomas G. Lehmann
                                                     First Vice President and
                                                     Sr. Counsel